EXHIBIT 10.1

AMENDMENT NO. 7 TO THE AMENDED AND RESTATED WHOLESALE FINANCING PLAN

This Amendment No. 7 to the Amended and Restated Wholesale Financing Plan (the “Amendment”) is entered into effective as of October 5, 2017 by and between Titan Machinery, Inc., (“Debtor”) and DLL Finance LLC (f.k.a. Agricredit Acceptance LLC) (“Secured Party”) (each a “Party” and collectively the “Parties”).

Debtor and Agricredit Acceptance LLC, as predecessor in interest to Secured Party, entered into the Amended and Restated Wholesale Financing Plan dated October 31, 2013, as amended by Amendment No. 1 to the Amended and Restated Wholesale Financing Plan dated April 1, 2015, Amendment No. 2 to the Amended and Restated Wholesale Financing Plan dated September 1, 2015, Amendment No. 3 to the Amended and Restated Wholesale Financing Plan dated April 1, 2016, Amendment No. 4 to the Amended and Restated Wholesale Financing Plan dated August 31, 2016, Amendment No. 5 to the Amended and Restated Wholesale Financing Plan dated February 15, 2017, and Amendment No. 6 to the Amended and Restated Wholesale Financing Plan dated September 1, 2017 (as amended, the “Agreement”), and Debtor and Secured Party now desire to further amend the Agreement as set forth below.

NOW THEREFORE, INTENDING TO BE LEGALLY BOUND, and in consideration of the mutual covenants and agreements contained herein, the Parties agree as follows:

1.
Integration. Except as amended herein, the terms and conditions of the Agreement shall remain unchanged and in full force and effect. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	Amendment. Section 10 of the Agreement titled “Annual Renewal Fee” is hereby deleted in its entirety.

3.
Miscellaneous. This Amendment may be executed in counterparts, including facsimile counterparts, each of which will constitute an original, but which collectively will form one and the same instrument. This Amendment constitutes the final agreement between the Parties and is the exclusive expression of the Parties’ agreement on the matters contained herein. All earlier and contemporaneous negotiations and agreements between the Parties on the matters contained herein are expressly merged into and superseded by this Amendment. Any modification or additions to the terms of this Amendment must be in a written agreement identified as an amendment and executed by both Parties.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the date set forth above.
DEBTOR SIGNATURE	Titan Machinery, Inc.		SECURED PARTY SIGNATURE	DLL Finance LLC At: 8001 Birchwood Court, Johnston, IA 50131
Debtor
	/s/ Mark Kalvoda			/s/ Todd R Cate
	Authorized Signature			Authorized Signature
	Mark Kalvoda, Chief Financial Officer	10/5/2017		Todd R Cate, VP of Operations 10/10/17
	Print Name & Title	Date		Print Name & Title	Date

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